UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07833
                                  ---------------------------------
        Bexil Corporation
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Monica Pelaez, Secretary
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  212-797-7625
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 06/30/03
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders


================================================================================
BEXIL(R)
CORPORATION
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
June 30, 2003

                                                                  American Stock
                                                                Exchange Symbol:

                                                                             BXL

11 Hanover Square
New York, NY 10005

Tel (212) 797-7625

www.bexil.com

================================================================================
                                                            American Stock
BEXIL CORPORATION                                           Exchange Symbol: BXL
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.bexil.com

                                                                   July 25, 2003

Fellow Shareholders:

     Bexil Corporation is pleased to report that operations at its 50% owned subsidiary, York Insurance Services Group, Inc., for the six months ended June 30, 2003 continue to show positive results. For the first half of 2003, York's unaudited revenue was approximately $24.7 million and net income was approximately $2.7 million. In the first half of 2002 and 2001, York's unaudited revenue increased to $18.9 million, from $12.5 million, and unaudited net income rose to $1.6 million from $0.6 million, respectively. Of note, York's total liabilities have declined approximately 25% from the time of acquisition on January 19, 2002 to June 30, 2003. Likewise, the limited guaranty to the lender of senior debt, which Bexil provided in connection with the 2002 York transaction, was eliminated in the first half of this year.

     Since the 1930's, York's affiliates have served as both an independent adjustment company and third party administrator providing claims, data, and risk related services to insurers, insureds and intermediaries located throughout the United States. More information about York may be found at its web site, http://www.yorkclaims.com/. We look forward to continuing to work with Tom MacArthur, York's President, and his dedicated executive management team, to make the business grow further by providing unique business solutions for York's customers.

     In support of the Company's application initially filed in 2002 with the Securities and Exchange Commission to terminate its registration as an investment company, further submissions were made by Bexil's counsel to the SEC in February 2003. Should Bexil's application be approved by the SEC, it will have fewer regulatory constraints and greater operating flexibility, as well as operate under different accounting rules that will require York's earnings to be reported using the equity accounting method, rather than by the current investment company fair valuation approach. For example, for the six months ended June 30, 2003, investment company accounting requires that Bexil's income statement report a $132,043 net operating loss, or $(0.15) per share, before net realized and unrealized gains on holdings. In contrast, equity method accounting would require Bexil to report net income of $1,101,257, or $1.27 per share. Although the equity accounting figures above are not audited and not a part of Bexil's financial statements so long as its registration as an investment company is required, we believe they give shareholders an important insight into the financial operations and earning power of Bexil.

     Our goal over the year ahead will be to grow Bexil's shareholder value by implementing additional operation efficiencies at Bexil and developing the insurance services business. Within York, we are focusing on new ways to satisfy current customers and attract new ones, as well as streamlining operations and developing reporting efficiencies. Bexil's nearly $5 million in cash and short-term government securities give the Company the financial strength to pursue these important initiatives.

     A quarterly dividend distribution of $.15 per share for the quarter ending June 30, 2003 was paid on June 30, 2003 to shareholders of record June 16, 2003. Sharing your optimism about Bexil's potential, management and its affiliates currently own approximately 30% of the Company's outstanding shares.

                                   Sincerely,


         /s/ Bassett S. Winmill          /s/ Thomas B. Winmill
         -----------------------------   -----------------------------
         Bassett S. Winmill              Thomas B. Winmill
         Chairman                        President

================================================================================

This report, including the financial statements herein, is transmitted to the shareholders of the Company for their information. The financial information included herein is taken from the records of the Company. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This report contains forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements. Notice is hereby given under Section 23(c) of the Investment Company Act of 1940 that the Company may purchase at market prices from time to time shares of its common stock in the open market.

================================================================================

                                        2                      BEXIL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

ASSETS:
   Holdings at fair value (cost: $8,110,365) (Note 1) ...........   $18,270,205
   Interest receivable ..........................................        49,222
   Other assets .................................................         1,100
                                                                    -----------
         Total assets ...........................................    18,320,527
                                                                    -----------

LIABILITIES:
   Deferred taxes (Note 7) ......................................     4,089,832
   Accrued expenses .............................................        63,481
   Accrued salary ...............................................         8,694
                                                                    -----------
            Total liabilities ...................................     4,162,007
                                                                    -----------

NET ASSETS: (applicable to 873,157 shares outstanding: 10,000,000
   shares of $.01 par value authorized) .........................   $14,158,520
                                                                    ===========

NET ASSET VALUE PER SHARE
   ($14,158,520 / 873,157 shares outstanding) ...................   $     16.22
                                                                    ===========

At June 30, 2003, net assets consisted of:
   Paid-in capital ..............................................   $ 7,858,755
   Net unrealized appreciation on holdings ......................    10,159,840
   Accumulated net realized loss on holdings ....................      (104,522)
   Accumulated deficit in net operating income ..................    (3,755,553)
                                                                    -----------
                                                                     $14,158,520
                                                                    ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited)

INCOME:
   Interest .....................................................   $    83,706
   Other ........................................................         7,000
                                                                    -----------
      Total income ..............................................        90,706
                                                                    -----------

EXPENSES:
   Salary (Note 3) ..............................................       178,000
   Professional (Note 3) ........................................        49,605
   Directors ....................................................        18,180
   Printing .....................................................        12,545
   Transfer agent ...............................................         7,025
   Registration (Note 3) ........................................         6,763
   Custodian ....................................................         1,704
   Other ........................................................        48,927
                                                                    -----------
      Total operating expenses ..................................       322,749
      Loan interest and fees (Note 5) ...........................            --
                                                                    -----------
      Total expenses ............................................       322,749
                                                                    -----------
         Net operating loss before income taxes .................      (232,043)
      Income tax benefit (Note 7) ...............................       100,000
                                                                    -----------
         Net operating loss .....................................      (132,043)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON HOLDINGS:
   Net realized gain on holdings ................................            --
   Unrealized appreciation on holdings during the period ........     2,690,205
   Deferred tax expense (Note 7) ................................    (1,225,832)
                                                                    -----------
      Net realized and unrealized gain on holdings ..............     1,464,373
                                                                    -----------
      Net increase in net assets resulting from operations ......   $ 1,332,330
                                                                    ===========

                                 See accompanying notes to financial statements.

BEXIL CORPORATION                      3

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2003 (Unaudited) and Year Ended December 31, 2002

                                                                          Six Months
                                                                             Ended        Year Ended
                                                                         June 30, 2003   December 31,
                                                                          (Unaudited)        2002
                                                                         -------------   ------------
OPERATIONS:
   Net loss ..........................................................    $  (132,043)   $  (311,510)
   Net realized gain from security transactions ......................             --        429,658
   Unrealized appreciation on holdings during the period .............      1,464,373      3,759,972
                                                                          -----------    -----------
      Net change in net assets resulting from operations .............      1,332,330      3,878,120

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders .....................................             --             --
   Tax return of capital to shareholders ($.87 and $.62 per share,
      respectively) ..................................................       (260,189)      (737,240)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
      (28,260 and 30,390 shares, respectively) .......................        100,168        296,043
                                                                          -----------    -----------
      Total change in net assets .....................................      1,172,309      3,436,923

NET ASSETS:
   Beginning of period ...............................................     12,986,211      9,549,288
                                                                          -----------    -----------
   End of period .....................................................    $14,158,520    $12,986,211
                                                                          ===========    ===========

                  ---------------------------------------------

           Schedule of Portfolio Holdings - June 30, 2003 (Unaudited)

                                                                           Fair Value
                                                                          -----------
 Par Value
             U.S. Government Obligations (25.52%)
$4,300,000   U.S. Treasury Note, 3.00%, due 2/29/04 ...................   $ 4,358,454
   250,000   U.S. Treasury Note, 6.50%, due 2/15/10 ...................       303,369
                                                                          -----------
                Total U.S. Government Obligations (cost: $4,543,915)...     4,661,823
                                                                          -----------

    Shares   Common Stocks (73.16%)
             Services-Miscellaneous Business Services (73.16%)
   100,000   Safety Intelligence Systems Corp./(1)//(2)/ ..............       282,860
       500   York Insurance Services Group, Inc./(1)//(2)/ ............    13,084,072
                                                                          -----------
                Total Common Stocks (cost: $3,325,000).................    13,366,932
                                                                          -----------

 Par Value
             Short Term Investments (1.32%)
$  241,450   SSGA Prime Money Market Fund..............................       241,450
                                                                          -----------
                Total Short Term Investments (cost: $241,450) .........       241,450
                                                                          -----------
                   Total Investments (cost: $8,110,365) (100.00%) .....   $18,270,205
                                                                          ===========

/(1)/ Security is not publicly traded. Value is determined in good faith by or under the direction of the Board of Directors.
/(2)/ Non-income producing security.

See accompanying notes to financial statements.

                                       4                       BEXIL CORPORATION

                    Notes to Financial Statements (Unaudited)

(1) Bexil Corporation (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), is a non-diversified, closed-end, management investment company. The Company has filed an application with the SEC to de-register from the 1940 Act. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which market quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The assets for which no market quotations exist comprise a majority of the Company's assets. As a general principle, the current "fair value" of an asset would be the amount the Company might reasonably expect to receive for it upon its current sale, in an orderly manner. There is a range of values that are reasonable for such assets at any particular time. Generally, cost at purchase, which reflects an arm's length transaction, is the primary factor used to determine fair value until significant developments affecting the holding (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation. Appraisal valuations are based upon such factors as book value, earnings, cash flow, the market prices for similar securities of comparable companies, an assessment of the company's current and future financial prospects, stockholder agreements, and various other factors and assumptions, such as discount rates, valuation multiples, and future growth projections. Additional factors which might be considered include: financial standing of the issuer; the business and financial plan of the issuer and comparison of actual results with the plan; size of position held and the liquidity of the market; contractual restrictions on disposition; pending public offering with respect to the financial instrument; pending reorganization activity affecting the financial instrument (such as merger proposals, tender offers, debt restructurings, and conversions); ability of the issuer to obtain needed financing; changes in the economic conditions affecting the issuer; a recent purchase or sale of a security of the issuer. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective and management's estimate of values may differ materially from amounts actually received upon the disposition of the holding. The Board of Directors reviews valuation methodologies on a quarterly basis to determine their appropriateness and may also hire independent firms to review management's methodology of valuation or to conduct an independent valuation. On a daily basis, the Company adjusts its net asset value for the changes in the value of its publicly held securities and material changes in the value of its private securities and reports the current net asset value to Lipper Analytical Services, Inc. for redistribution to various media and publications.

Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BEXIL CORPORATION                      5

(2) The Company did not comply with the requirements of the Internal Revenue Code regarding asset diversification requirements applicable to regulated investment companies during the year ended December 31, 2002. Thus, the Fund did not qualify as a regulated investment company under subchapter M of the Internal Revenue Code and is subject to income taxes. It is the intent of the Company to continue to operate as such and not qualify as a regulated investment company. The Fund accounts for income taxes by using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using currently enacted tax rates. For income tax purposes, the Company had a net operating loss carryforward at December 31, 2002 of approximately $635,500 which is available to offset future net operating income, if any, and which expires in 2017. In addition, the Company had an unused capital loss carryforward of approximately $104,500 which expires in 2005. Based on Federal income tax cost of $9,029,616, gross unrealized appreciation and gross unrealized depreciation were $7,511,775 and $42,140 respectively, at December 31, 2002.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its investment manager pursuant to an investment management agreement. As compensation for the service provided pursuant to such agreement, the Company paid to CEF a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001. Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year effective August 1, 2001, $365,000 per year effective January 1, 2003, and may be further changed from time to time at the discretion of the Board of Directors. In addition, bonuses of $412,500 were accrued in 2002.

(4) There were no purchases and sales of investment securities other than short term investments for the six months ended June 30, 2003.

(5) In January 2002, the Company terminated its committed bank line of credit. In connection with its 2003 acquisition of 50% of the common stock of York Insurance Services Group, Inc., the Company provided a limited guaranty of up to $3 million to the lender of senior debt. During the first six months of 2003 this guarantee was terminated and the Company did not have any borrowings.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2003 and the year ended December 31, 2002 was as follows:

                              June 30, December 31,
                                    2003 2002
                           --------   ------------
Distributions paid from:
   Ordinary income         $     --     $     --
   Return of capital        260,189      737,240
                           --------     --------
                                $260,189 $737,240
                           ========     ========

                                       6                       BEXIL CORPORATION

(7) The provision for income tax expense was as follows:

                        2003
                     ----------
Current
   Federal           $       --
   State and local        8,000
                     ----------
                          8,000
                     ----------
Deferred
   Federal              976,787
   State and local      141,045
                     ----------
                      1,117,832
                     ----------

                     $1,125,832
                     ==========

     Deferred tax liabilities (assets) are comprised of the following at June 30, 2003:

     Unrealized appreciation on holdings            $4,537,832
     Net operating and capital loss carryforwards     (448,000)
                                                    ----------
        Net deferred taxes                          $4,089,832
                                                    ==========

(8) Regarding concentrations of credit risk, Bexil is a holding company operating businesses directly or through companies in which it has a 50% or greater interest. The Company may acquire or develop additional businesses in which it has such an interest. While such businesses are consistent with the Company's expressed intention of deregistering under the Investment Company Act of 1940, they are likely to require a substantial investment of the Company's assets, and a further concentration of the Company's assets in particular companies or industries. Such concentration will increase the risk of loss to the Company as a result of the negative results or financial condition of any particular business and/or industry. At June 30, 2003 approximately 72% of the Company's assets were devoted to one business in the insurance services industry.

(9) There are 10,000,000 shares of $.01 par value common stock authorized. Of the 873,157 shares of common stock outstanding at June 30, 2003, Investor Service Center, Inc. ("ISC") owned 218,468 shares. Certain officers and directors of ISC are officers and directors of the Company.

(10) Certain officers and directors of the Company also serve as officers and directors of an affiliated group which includes ISC ("Group"). The Company shares office space and various general and administrative expenses with the Group and is expected to reimburse the Group for these expenses. In this connection for the six months ending June 30, 2003, the Company has recorded a liability of approximately $48,000.

BEXIL CORPORATION                      7

                              FINANCIAL HIGHLIGHTS

                                                       Six Months
                                                         Ended                                    Six Months
                                                       June 30,      Years Ended December 31,       Ended       Years Ended June 30,
                                                         2003       --------------------------   December 31,   --------------------
                                                      (Unaudited)    2002       2001     2000        1999         1999      1998
                                                      -----------   -------    ------   ------   ------------    ------    -------
PER SHARE DATA*
Net asset value at beginning of period ............   $ 15.01       $ 11.41    $12.14   $12.62    $ 12.83        $14.45    $ 14.74
                                                      -------       -------    ------   ------    -------        ------    -------
Income from operations:
   Net income (loss) ..............................      (.15)        (4.65)      .26      .60        .18           .07        .25
   Net realized and unrealized gains (losses) .....      1.66          9.12      (.02)    (.08)       .21          (.49)       .55
                                                      -------       -------    ------   ------    -------        ------    -------
      Total from operations .......................      1.51          4.47       .24      .52        .39          (.42)       .80
Less distributions:
   Distributions to shareholders ..................        --            --      (.35)    (.68)      (.18)         (.07)      (.67)
   Tax return of capital to shareholders ..........      (.30)         (.87)     (.62)    (.32)      (.42)        (1.13)      (.42)
                                                      -------       -------    ------   ------    -------        ------    -------
      Total distributions .........................      1.21          3.60      (.73)    (.48)      (.21)        (1.62)      (.29)
                                                      -------       -------    ------   ------    -------        ------    -------
Net asset value at end of period ..................   $ 16.22       $ 15.01    $11.41   $12.14    $ 12.62        $12.83    $ 14.45
                                                      =======       =======    ======   ======    =======        ======    =======
Market value at end of period .....................   $ 13.89       $ 10.80    $10.21   $ 8.88    $  9.50        $12.13    $ 13.13
                                                      =======       =======    ======   ======    =======        ======    =======
TOTAL RETURN ON NET ASSET VALUE BASIS (a) .........     10.71%        42.81%     3.20%    1.57%      4.60%        (2.64)%     6.43%
                                                      =======       =======    ======   ======    =======        ======    =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ............     31.77%        14.84%    26.25%   (4.00)%   (16.68)%        1.26%      2.87%
                                                      =======       =======    ======   ======    =======        ======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000 omitted) .........   $14,159       $12,986    $9,549   $9,789    $ 9,771        $9,774    $10,794
                                                      =======       =======    ======   ======    =======        ======    =======
Ratio of expenses to average net
   assets (b) (c) (d) .............................      4.80%**       9.57%     3.43%    2.33%      3.05%**       6.33%      5.77%
                                                      =======       =======    ======   ======    =======        ======    =======
Ratio of net income (loss) to average net assets ..     (1.96)%**     (3.31)%    2.18%    4.98%      2.87%**       0.49%      1.69%
                                                      =======       =======    ======   ======    =======        ======    =======
Portfolio turnover rate ...........................         0%           83%       33%     182%        88%          112%       168%
                                                      =======       =======    ======   ======    =======        ======    =======

* Per share net income (loss) and net realized and unrealized gain (loss) on holdings have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 after custodian fee credits was 3.05%**, and 6.33%, respectively. There were no custodian fee credits for the six months ended June 30, 2003 and for the years ended December 31, 2002, 2001 and 2000 and June 30, 1998.
(c) Ratio excluding interest and including tax expense was 10.84% 41.28%, 3.38%, 1.96%, 2.86%**, 5.80% and 4.93% for the six months ended June 30,
     2003 and for the years ended December 31, 2002, 2001 and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.
(d) Ratio prior to reimbursement was 3.18%**, 7.03% and 5.82% for the six months ended December 31, 1999 and for the years ended June 30, 1999 and 1998, respectively.

                                       8                       BEXIL CORPORATION

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Bexil Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

BEXIL CORPORATION                      9

                             DIRECTORS AND OFFICERS

DIRECTORS                                       OFFICERS

BASSETT S. WINMILL                              THOMAS B. WINMILL, Esq.
Executive Chairman                              President

RUSSELL E. BURKE III /1/                        WILLIAM G. VOHRER
FREDERICK A. PARKER, JR. /1/                    Treasurer

THOMAS B. WINMILL, Esq.                         MONICA PELAEZ, Esq.
DOUGLAS WU /1/                                  Vice President, Secretary

/1/  Member, Audit and Compensation Committees

                                       10                      BEXIL CORPORATION

BEXIL CORPORATION
11 Hanover Square
New York, NY 10005

Printed on recycled paper [GRAPHIC]

BXL-SAR-6/03

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Bexil Corporation's disclosure controls and procedures
(as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Bexil Corporation is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Bexil Corporation internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a)   Not applicable.
(b) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibit 99.CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Bexil Corporation

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 8, 2003